EXHIBIT 32

CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Bombay Company, Inc. (the "Company") on Form 10-Q for the quarterly period ended October 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ DAVID B. STEWART                                                                                                                                     /S/ ELAINE D. CROWLEY
David B. Stewart                                     Elaine D. Crowley
Chief Executive Officer                                               Senior Vice President, CFO and
                                                                                                                   Treasurer

Dated: December 6, 2006                                                                                                                                       Dated: December 6, 2006